SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 29, 2014

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PREFERREDPLUS TRUST SERIES VER-1)

(Exact name of registrant as specified in its charter)

Delaware	001-31409	13-3891329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

One Bryant Park, 4th FL Structured Credit Trading New York, New York (Address of principal executive offices)		10036 (Zip Code)

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Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Section 1.     Registrant’s Business and Operations

Not applicable.

Section 2.     Financial Information

Not applicable.

Section 3.     Securities and Trading Markets

Not applicable.

Section 4.     Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.     Corporate Governance and Management

Not applicable.

Section 6.     Asset-Backed Securities

Not applicable.

Section 7.     Regulation FD

Not applicable.

Section 8.     Other Events

Item 8.01 Other events

On December 23, 2014 The Bank of New York Mellon, as Trustee for the PreferredPLUS Trust Certificates Series VER-1 Trust (the “Trust”), received a notice of intended Exchange and Termination on December 29, 2014 of the outstanding PreferredPLUS Trust Certificates Series VER-1 Trust Class A certificates and Class B certificates. The Class A certificates and B certificates have been exchanged for 25,000,000 units of the underlying securities and have been canceled by the Trustee.  Final distributions are set forth on Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 30, 2014

MERRILL LYNCH DEPOSITOR, INC.

By: /s/ Dylan Lohonen

Name: Dylan Lohonen

Title: President

EXHIBIT INDEX

99.1 Trustee’s report in respect of the December 29, 2014 distribution to holders of the PreferredPLUS Trust Certificates Series VER-1.